File No. 33-30394
                                               Under Rule 497(c) of Regulation C

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                   [Bird Logo]
                                    Columbia


                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND



         CMC Small Cap Fund, CMC Small/Mid Cap Fund, and CMC International Stock Fund (each a "Fund" and together the "Funds") are portfolios of CMC Fund Trust. The Small Cap Fund and the Small/Mid Cap Fund seek to provide investors with long-term capital appreciation. The Small Cap Fund will invest primarily in smaller capitalization companies, and the Small/Mid Cap Fund will invest primarily in companies with small to medium market capitalizations. The International Stock Fund also seeks to provide investors with long-term capital appreciation by investing primarily in international stocks.










     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                October 17, 2000

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary..........................................................3
     Overview................................................................3
     Investment Strategy.....................................................3
     Risks of Investing in Common Stock......................................3
     Information About the Funds.............................................4
     CMC Small Cap Fund......................................................4
          Goal...............................................................4
          Strategy...........................................................4
          Risk Factors.......................................................4
          Historical Performance.............................................5
          Expenses...........................................................7
          Financial Highlights...............................................8
     CMC SMALL/MID CAP FUND..................................................9
          Goal...............................................................9
          Strategy...........................................................9
          Risk Factors.......................................................9
          Historical Performance.............................................10
          Expenses...........................................................10
          Financial Highlights...............................................12
     CMC INTERNATIONAL STOCK FUND............................................12
          Goal...............................................................12
          Strategy...........................................................12
          Risk Factors.......................................................12
          Historical Performance.............................................13
          Expenses...........................................................14
          Financial Highlights...............................................16
MANAGEMENT...................................................................16
INFORMATION ABOUT YOUR INVESTMENT............................................17
     Your Account............................................................17
          Buying Shares......................................................17
          Selling Shares.....................................................18
          Pricing of Shares..................................................18
     Distribution and Taxes..................................................19
          Income and Capital Gains Distributions.............................19
          Tax Effect of Distributions and Transactions.......................19
MORE ABOUT THE FUNDS.........................................................20
     Investment Strategy.....................................................20
          Small Cap Fund and Small/Mid Cap Fund..............................20
          International Stock Fund...........................................21
          Changes to Investment Objective and Temporary Investments..........22
          Portfolio Turnover.................................................22
     Other Risks.............................................................23
          Foreign Securities.................................................23
          Conversion to Euro.................................................23
FOR MORE INFORMATION.........................................................24

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

OVERVIEW
--------

                  This section introduces the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund begin on the next page. The descriptions provide the following information about each Fund:

                  o     GOAL
                  o     STRATEGY
                  o     RISK FACTORS
                  o     HISTORICAL PERFORMANCE
                  o     EXPENSES
                  o     FINANCIAL HIGHLIGHTS

INVESTMENT STRATEGY
-------------------

                  Columbia Management Co., the investment adviser for the Funds ("CMC" or "Adviser"), takes a unique approach to investing, where all Funds are managed using the expertise of the entire investment team. Through this team effort, individual analysts and portfolio managers have responsibility for tracking specific sectors or industries of the market, identifying securities within those areas that are expected to reward shareholders. Through this process the Adviser is able to determine the emphasis to be placed on different industries and selection of individual stocks in which the Funds may invest. In the case of the International Stock Fund, this process enables the Adviser to identify attractive regions, countries and industries in which to invest. This approach is intended to uncover opportunities that offer long-term financial reward. In building each Fund's portfolio, the Adviser combines this top down approach with intensive bottom up research of individual securities issues. The Small Cap and Small/Mid Cap Funds focus on investment in small capitalization stocks and securities, and in the case of the Small/Mid Cap Fund, both small capitalization and medium capitalization stocks. Accordingly, these Funds place a greater emphasis on bottom up research. Both types of analysis, however, play an integral role in the investment process and are explained in greater detail under "MORE ABOUT THE FUNDS, INVESTMENT STRATEGY" in this Prospectus.

RISKS OF INVESTING IN COMMON STOCK
----------------------------------

                  Because the Funds invest primarily in common stocks, they are subject to the risks associated with stock investing. Although common stocks have historically provided long-term returns that are greater than other types of investments, stock returns have also been volatile over shorter periods of time. Consequently, the Funds' portfolios - and likewise your investment in the Funds - will fluctuate in value in response to changes in the economy and the activities, financial prospects and results of the individual companies whose stock is held by the Funds.

INFORMATION ABOUT THE FUNDS
---------------------------

                               CMC SMALL CAP FUND

GOAL
----

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term capital appreciation.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?

                  Under normal market conditions, the Fund invests at least 65% of its total asset value in common stocks of companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. As of September 30, 2000, under the above definition, companies with a market capitalization of $2.3 billion or less would be considered small cap.

RISK FACTORS
------------

What are the principal risks of investing in the Fund?

                  In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK", investment in small cap stocks present additional investment risks. This is because small cap companies:

                  o May have limited operating histories, fewer financial resources, and inexperienced management

                  o May be dependent on a small number of products or services

                  o May have low trading volumes, making it difficult for the Fund to sell a particular security, resulting in erratic or abrupt price movements

                  The Fund invests in small cap companies in the technology market sector. The risks of investing in technology related stocks may be greater than investing in other market sectors because of:

                  o Competitive pressures among technology companies that result in aggressive pricing of their products or services

                  o Short product cycles due to accelerated rate of technological developments

                  o Varying investor enthusiasm for technology and technology-related stocks

                  The price of technology stocks will likely fluctuate more than securities of companies not dependent upon or associated with technology because technology companies are affected by scientific and technological developments and advancements and may be subject to government regulation, including approval of their products.

                  You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments if any of the above risks occur. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

                  The bar chart and table on the following page illustrate the Small Cap Fund's annual returns as well as its long term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index, a widely recognized unmanaged index used as a benchmark for small cap stock performance. The bar chart and table assumes the reinvestment of dividends and distributions. The Funds' historical performance does not indicate how the Fund will perform in the future.

                                 Small Cap Fund

         Year-By-Year Total Return As Of 12/31 Each Year

                               [BAR CHART OMITTED]

          1990      -11.56%
          1991       45.44%
          1992       12.31%
          1993       16.33%
          1994        1.70%
          1995       36.39%
          1996       21.82%
          1997       21.93%
          1998       -1.05%
          1999       60.00%


         Best Quarter:         1Q '91     25.69%
         Worst Quarter:        3Q '90    -28.29%
         -------------------  --------  ----------

         Average Annual Total Returns As Of 12/31/99



                               1 Year     5 Year    10 Year
         ------------------   -------    -------    -------
         CMC Small Cap Fund    60.00%     26.25%     18.55%
         Russell 2000 Index    21.26%     16.69%     13.40%

         The Fund's total return for the six month period ended 6/30/2000 was 18.10%.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return on the Fund.

         |------------------------------------------------------------------|
         | The Fund does not charge a sales load or 12b-1 distribution fee. |
         |------------------------------------------------------------------|

         ----------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees (fees paid directly        None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                    Management Fees                              0.75%
                    Distribution and/or Service (12b-1) Fees     None
                    Other Expenses                               0.04%

                           Total Fund Operating Expenses         0.79%

         ---------------------------------------------------------------------

         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                    1 Year         3 Years         5 Years        10 Years
                    ------         -------         -------        --------
                     $81             $252           $439            $978

FINANCIAL HIGHLIGHTS
--------------------

         The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."

                                 Small Cap Fund
                                                                Fiscal Year Ended October 31,
                                                    -----------------------------------------------------
                                                     1999       1998        1997        1996        1995
                                                    -----      ------      ------      ------      ------
Net asset value, beginning of year...............   $9.96      $13.60      $13.01      $14.00      $12.34
                                                    -----      ------      ------      ------      ------
Income from investment operations:
Net investment income (loss).....................   (0.04)     (0.03)      (0.01)      (0.02)       0.06
Net realized and unrealized gains (losses)
  on investments.................................    3.69      (2.21)       3.52        4.20        2.71
                                                     ----      ------       ----        ----        ----
    Total from investment operations.............    3.65      (2.24)       3.51        4.18        2.77
                                                     ----      ------       ----        ----        ----

Less distributions:
Dividends from net investment income.............     -          -           -            -        (0.04)
Distributions from net capital gains.............   (0.02)     (1.40)      (2.92)      (5.17)      (1.07)
                                                    ------     ------      ------      ------      ------
    Total distributions..........................   (0.02)     (1.40)      (2.92)      (5.17)      (1.11)
                                                    ------     ------      ------      ------      ------

Net asset value, end of year.....................   $13.59     $9.96       $13.60      $13.01      $14.00
                                                    ======     =====       ======      ======      ======

Total return.....................................   36.70%    -16.49%      26.98%      30.30%      22.55%

Ratios/Supplemental data
Net assets, end of year
  (in thousands) ................................  $240,129   $267,789    $521,770    $522,408    $537,167
Ratio of expenses to average net assets..........   0.79%      0.77%       0.76%        0.78%       0.77%
Ratio of net income (loss) to average
  net                                              (0.33)%    (0.20)%     (0.08)%      (0.14)%      0.43%
assets.....................................
Portfolio turnover rate..........................  186.07%    158.98%     168.72%      147.77%     125.80%

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.

                             CMC SMALL/MID CAP FUND

GOAL
----

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term capital appreciation.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?


                  The Small/Mid Cap Fund's investment objective is to provide long term growth of capital by investing primarily in common stocks of companies with small and medium sized market capitalizations Under normal market conditions, the Fund will invest at least 65% of its assets in companies with a market capitalization equal to or less than 300 percent of the dollar weighted median market capitalization of the S&P Mid Cap 400 Index. As of September 30, 2000, securities of a company with a market capitalization of $10 billion or less would be eligible for purchase by the Fund under this definition.

RISK FACTORS

What are the principal risks of investing in the Fund?

                  In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK", investment in small/mid cap stocks present additional investment risks. This is because small/mid cap companies:

                  o May have limited operating histories, fewer financial resources, and inexperienced management

                  o May be dependent on a small number of products or services

                  o May have low trading volumes, making it difficult for the Fund to sell a particular security, resulting in erratic or abrupt price movements

                  The Fund invests in small cap companies in the technology market sector. The risks of investing in technology related stocks may be greater than investing in other market sectors because of:

                  o Competitive pressures among technology companies that result in aggressive pricing of their products or services

                  o Short product cycles due to accelerated rate of technological developments

                  o Varying investor enthusiasm for technology and technology-related stocks

                  The price of technology stocks will likely fluctuate more than securities of companies not dependent upon or associated with technology because technology companies are affected by scientific and technological developments and advancements and may be subject to government regulation, including approval of their products.

                  You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments if any of the above risks occur. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

         Because the Small/Mid Cap Fund is new, no historical performance is presented.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. The Fund is new, so the annual fund operating expenses for the Fund are based on estimates for the current first fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

         |------------------------------------------------------------------|
         | The Fund does not charge a sales load or 12b-1 distribution fee. |
         |------------------------------------------------------------------|

--------------------------------------------------------------------------------
         Fee Table


         Shareholder transaction fees (fees paid directly        None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                  Management Fees                                0. 75%
                  Distribution and/or Service (12b-1) Fees       None
                  Other Expenses                                 0.10%(1)

                  Total Fund Operating Expenses                  0. 85%
                           Expense Reimbursement                 0. 05%(2)
                           Net Expenses                          0. 80%

                  (1) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its first fiscal period of operation.

                  (2) For the fiscal year ending October 31, 2001, and for the fiscal years ending October 31, 2002 and 2003, CMC has agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.80%.

         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                                 1 Year                 3 Years
                                 ------                 -------
                                   $82                    $255

FINANCIAL HIGHLIGHTS
--------------------

         Because the Small/Mid Cap Fund is new, no financial information is presented.

                          CMC INTERNATIONAL STOCK FUND

GOAL
----

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term capital appreciation.

STRATEGY
--------

What investment strategies does the Fund use to pursue its goal?

                  Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the United States and may invest in companies located anywhere in the world. While the Fund's investments are not limited as to market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market.

RISK FACTORS
------------

                  In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK", investment in foreign securities present additional investment risks. The risks associated with foreign investing include:

                  o Foreign securities may be subject to greater fluctuations in price than domestic securities

                  o The price of foreign securities are affected by changes in currency exchange rates

                  o Foreign taxes may reduce a foreign investment's effective yield

                  o A foreign security may be affected by potential political or economic instability of the country of the issuer, especially in emerging or developing countries

                  o Foreign companies are generally not subject to uniform accounting, auditing, and financial reporting standards, and have less governmental regulation and oversight than U.S. companies

                  o There is generally less public information available about foreign companies

                  o Foreign securities are generally less liquid than U.S. securities

                  You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments if any of the above risks occur. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in your investment. An investment in this Fund should be part of a balanced investment program.

                  See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

                  The bar chart and table on the following page illustrates the International Stock Fund's annual returns as well as its long term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the International Stock Fund's performance to that of the Morgan Stanley Capital Index (MSCI) EAFE, an unmanaged index which reflects the movement of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market. The bar chart and table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                            International Stock Fund

         Year-By-Year Total Return As Of 12/31 Each Year

                               [BAR CHART OMITTED]

          1995       5.52%
          1996      16.77%
          1997      10.18%
          1998      12.17%
          1999      59.02%


         Best Quarter:          4Q '98      20.17%
         Worst Quarter:         3Q '98     -18.24%
         -------------------  --------  ----------

         Average Annual Total Returns As Of 12/31/99


                                                       Inception
                                       1 Year  5 Year  (2/1/94)
         ----------------------------  ------  ------  ----------
         CMC International Stock Fund  59.02%  19.35%    14.63%
         (MSCI) EAFE Index             27.30%  16.06%    10.97%

         The Fund's total return for the six month period ended 6/30/2000 was 13.15%.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return on the Fund.

         |------------------------------------------------------------------|
         | The Fund does not charge a sales load or 12b-1 distribution fee. |
         |------------------------------------------------------------------|

         ---------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees (fees paid directly        None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                    Management Fees                              0.75%
                    Distribution and/or Service (12b-1) Fees     None
                    Other Expenses                               0.56%

                           Total Fund Operating Expenses         1.31%

         ---------------------------------------------------------------------


         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                    1 Year          3 Years         5 Years         10 Years
                    ------          -------         -------         --------
                     $133             $415            $718           $1,579

FINANCIAL HIGHLIGHTS
--------------------

         The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."

                            International Stock Fund

                                                                 Fiscal Year Ended October 31,
                                                     -------------------------------------------------------
                                                      1999       1998        1997         1996        1995
                                                      ----       ----        ----         ----        ----
Net asset value, beginning of year...............    $12.54     $42.71      $42.46       $37.06      $39.51
                                                     ------     ------      ------       ------      ------
Income from investment operations:
Net investment income (loss).....................    (0.02)      0.25        0.41         0.32        0.39
Net realized and unrealized gains (losses)
  on investments.................................     5.34      (0.78)       6.16         5.86       (2.64)
                                                      ----      ------       ----         ----       ------
     Total from investment operations............     5.32      (0.53)       6.57         6.18       (2.25)
                                                      ----      ------       ----         ----       ------

Less distributions:
Dividends from net investment income.............      -           -        (0.46)       (0.78)      (0.20)
Distributions from net capital gains.............    (0.00)*    (29.64)     (5.86)            -          -
                                                     ------     -------     ------       ------      ------
     Total distributions.........................     0.00      (29.64)     (6.32)       (0.78)      (0.20)
                                                      ----      -------     ------       ------      ------

Net asset value, end of year.....................    $17.86     $12.54      $42.71       $42.46      $37.06
                                                     ======     ======      ======       ======      ======


Total return.....................................    42.44%     -1.24%      15.47%       16.67%      -5.69%

Ratios/Supplemental data
Net assets, end of year (in thousands)...........   $30,492     $15,377     $81,471     $73,542      $68,758
Ratio of expenses to average net assets..........    1.31%       1.04%       1.05%       1.00%        0.98%
Ratio of net income (loss) to average net assets.   (0.14)%      0.60%       0.88%       0.78%        0.99%
Portfolio turnover rate..........................    96.34%     52.68%      126.56%     119.98%      158.32%

* Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

         The Funds' investment adviser is Columbia Management Co., 1300 S.W. Sixth avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("CMC" or "Adviser"). CMC has acted as an investment adviser since 1969.

         The Funds' have contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Funds' assets to invest. For the fiscal year ended October 31, 1999, the Small Cap Fund and the International Stock Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.75%. Under its advisory contract with the Adviser, the Small/Mid Cap Fund will pay a management fee, expressed as a percentage of average net assets of 0.75%.

         CMC uses an investment team approach to analyze investment themes and strategies for the Funds. Members of the investment team are responsible for the analysis of particular industries and market sectors within those industries and for recommendations on individual securities within those industries or market sectors.

         Richard J. Johnson, a Vice President of CMC (since 1995) and a Chartered Financial Analyst, has since April 1995 had responsibility for implementing the investment strategies developed for the Small Cap Fund. Mr. Johnson joined the Adviser in 1994 as a portfolio analyst and member of the investment team. Before joining the Adviser, Mr. Johnson was a portfolio manager and analyst for Provident Investment Counsel (1990-1994).

         James M. McAlear, a Vice President of CMC (since 1992), has had principal responsibility for investment decisions of the International Stock Fund since its inception in 1994. He joined the Adviser in 1992 as a portfolio analyst and member of the investment team. Previously, Mr. McAlear was Senior Vice President for American Express Financial Advisers in London (1985-1992) and Executive Director for Merrill Lynch Europe (1972-1985).


--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

         Buying Shares
         -------------

                  Shares in the Funds are available for purchase by clients of CMC enabling them to invest in diversified portfolios of either small cap securities , small/mid cap or foreign securities in a pooled environment, rather than purchasing securities on an individual basis.

                  If you want to invest in a Fund, contact your CMC representative at 1-800-547-1037. CMC may, at its discretion also use the Funds as a way to diversify the portfolios of its separately managed accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Securities Act of 1974, any investment in the Funds will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional information for more detail.

                  The price for a Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

                  Although none of the Funds has a policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

         Selling Shares
         --------------

                  You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  Each Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

         Pricing of Shares
         -----------------

                  Each Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If applicable to a Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, CMC determines that a particular event would materially affect the Fund's NAV, then CMC under the general supervision of the Board of Trustees will use all relevant information available to it to determine a fair value for the affected portfolio securities.

DISTRIBUTION AND TAXES
----------------------

         Income and Capital Gains Distributions
         --------------------------------------

                  Each Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the capital gain distribution in cash.

         Tax Effect of Distributions and Transactions
         --------------------------------------------

                  The dividends and distributions of each Fund are taxable to most investors, unless the shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

                  -----------------------------------------------------------------------
                  Taxability of Distributions
                  -----------------------------------------------------------------------

                  Type of                    Tax Rate for           Tax Rate for
                  Distribution               15% Bracket            28% Bracket or Higher
                  ------------               -----------            ---------------------

                  Income Dividends           Ordinary Income Rate   Ordinary Income Rate

                  Short Term Capital Gains   Ordinary Income Rate   Ordinary Income Rate

                  Long Term Capital Gains    10%                    20%
                  ------------------------   --------------------   ---------------------

                  Each Fund expects that, as a result of its investment objective to achieve capital appreciation, its distributions will consist primarily of capital gains. Each year the Fund's will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

                |--------------------------------------------------------|
                | Your investment in a Fund could have additional tax | | consequences. Please consult your tax professional for |
                | assistance.                                            |
                |--------------------------------------------------------|


--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

         Small Cap Fund and Small/Mid Cap Fund
         -------------------------------------

                  In identifying attractive securities for investment in the Funds, the Adviser begins with a bottom up, fundamental analysis of individual companies. The bottom up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stock is under consideration. As part of this intensive research process, the Adviser evaluates a company's balance sheets and income statements to draw conclusions about earnings growth and profitability. The Adviser also examines quality of management, a company's level of investment in research and development, as well as the company's potential for new products or services. In addition, the Adviser looks at sales trends and factors affecting stock price, such as price earnings and price to book ratios. To round out the bottom up research, the Adviser uses top down analysis to determine how macro changes in the economy may affect the prospects for the industry in which the company under consideration is operating. By utilizing this investment strategy, the Funds strive to anticipate and act upon market change, understand its effects on the risks and rewards of the Funds' securities, and thereby generate consistent, competitive results over the long-term.

                  The Funds may invest in securities convertible into common stocks of small cap companies. Securities convertible into common stock may include both debt securities and preferred stock. The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants.

                  There is no minimum aggregate market valuation for a company to be considered an appropriate investment for either Fund. Both Funds may invest up to 35% of the value of its total assets in the securities of larger, more established companies when these securities offer capital appreciation potential that is generally comparable to small or mid cap securities.

         International Stock Fund
         ------------------------

                  For the International Stock Fund, the Adviser uses a top down analysis to identify attractive countries, stock markets, industries, sectors and securities for investment. As part of this approach, the Adviser conducts an ongoing evaluation of the global economic and investment environments to anticipate how potential change may influence the prospects for particular global regions, countries and the industries in those countries. This is because even small shifts in such macroeconomic factors as interest rates, inflation, government regulation, political activity, flows of capital and international monetary policy can affect the overall economic health of an entire global region or a country, including the industries in that region or country. Once the Adviser has identified attractive regions, countries and industries for emphasis through the top down approach, fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. By utilizing this investment strategy, the Adviser strives to anticipate and act upon economic and stock market changes, thereby generating consistent, competitive investment results over the long-term.

                  The Fund may invest up to 25% of its assets in smaller, less seasoned companies when these securities offer attractive opportunities consistent with the Fund's investment objective. These investments are subject to the risks of investing in small cap companies discussed in the Risk/Return Summary of the Small Cap Fund.

                  The Fund intends to invest principally in the equity securities of companies located in the following countries: Belgium, Brazil, Finland, France, Germany, Italy, Ireland, India, Korea, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, Australia, Hong Kong, Japan, New Zealand, Singapore, Canada, Thailand and Mexico.

                  The value of the International Stock Fund is measured in U.S. dollars and will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse change in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Fund will only enter into forward contracts for hedging and not for speculation. When required by the Investment Company Act or the SEC, the Fund will "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts. Under normal market conditions, no more than 25% of the Fund's assets may be committed to currency exchange contracts.

                  The International Stock Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

                  In addition to investing directly in foreign equity securities, the Fund may also purchase securities in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

         Changes to Investment Objective and Temporary Investments
         ---------------------------------------------------------

                  The investment objective of each Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, a Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

         Portfolio Turnover
         ------------------

                  Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance.

OTHER RISKS
-----------

         In addition to the certain risks stated in the "RISK/RETURN SUMMARY", there are other risks of investing in the Funds such as:

         Foreign Securities. The International Stock Fund may invest a portion of its assets in companies located in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe and South America or Southeast Asia. The considerations noted above concerning the risk of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may generally be more volatile than markets of more developed countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.

         Additional costs may be incurred in connection with the International Stock Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         Conversion to Euro. On January 1, 1999, the European Monetary Union ("EMU") introduced a new single currency, the Euro, to replace the national currencies of the participating member nations. The eleven member nations are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain. It is expected that other countries will be added in the future. The International Stock Fund currently holds investments in countries with currencies which were replaced by the Euro. This change to a single currency was new and untested and resulted in market volatility. It is not possible to confidently predict the long term impact of the Euro on the business or financial condition of European issuers or on the International Stock Fund. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Funds' structure and performance in the following documents:

                  o Annual/Semiannual Reports. While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected a Fund's performance during the reporting period.

                  o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about each Fund and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.

         A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

         A copy of the SAI and current annual report may be attached to this Prospectus. If it is not, or to obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of a Fund, you may contact:

                                 CMC Fund Trust
                                 1300 S.W. Sixth Avenue
                                 Portland, Oregon  97201
                                 Telephone:  1-800-547-1037

Information about a Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:  811-5857

------------------------------------------------------------------------------

                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND

------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and three portfolios of the Trust, CMC Small Cap Fund, CMC Small/Mid Cap Fund and CMC International Stock Fund (each a "Fund" and together the "Funds").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated October 17, 2000 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.



                                TABLE OF CONTENTS

Description of the Funds..................................................2
Management................................................................12
Investment Advisory and Other Fees Paid to Affiliates.....................16
Portfolio Transactions....................................................17
Capital Stock and Other Securities........................................20
Purchase, Redemption and Pricing of Shares................................20
Custodians................................................................22
Independent Accountants...................................................23
Taxes.....................................................................23
Performance...............................................................28
Financial Statements......................................................29


                                October 17, 2000

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are seven portfolios established under the Trust: the Funds, CMC High Yield Fund, CMC Short Term Bond Fund, CMC Fixed Income Securities Fund and CMC International Bond Fund. With the exception of the International Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

                               CMC SMALL CAP FUND

         The Small Cap Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

         To achieve its investment objective, the Fund will generally invest at least 65% of its total asset value in common stocks or securities convertible into common stock of companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. The S&P Small Cap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalization. As of September 30, 2000, under the above definition, companies with a market capitalization of $2.3 billion or less would be considered small cap. The Fund may, however, invest from time to time up to 35% of the value of its total assets in the securities of larger companies when the Adviser believes these securities offer capital appreciation potential that is generally comparable to small cap securities.

                             CMC SMALL/MID CAP FUND

         The Small/Mid Cap Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days' written notice. There is no assurance that the Fund will achieve its investment objective.

         To achieve its investment objective, the Fund will generally invest at least 65% of its total asset value in common stocks or securities convertible into common stock of companies with small to medium-size market capitalizations equal to or less than 300 percent of the dollar weighted median market capitalization of the S&P Mid Cap 400 Index. Under this definition, as of September 30, 2000, companies with a market capitalization of $10 billion or less would be considered small to medium size market capitalization and be eligible for purchase by the Fund. Investments by the Fund in companies which grow above these medium capitalization criteria may continue to be held if the Adviser believes they are still attractive investments and offer similar returns as other securities held by the Fund.

                          CMC INTERNATIONAL STOCK FUND

         The International Stock Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

         To achieve its investment objective, under normal conditions, the Fund will invest at least 75% of the Fund's assets in equity securities, including securities convertible into equity securities, of issuers located outside the United States that each have an aggregate market valuation of at least $500 million. The Fund may invest in smaller, less seasoned companies when the Adviser believes these companies offer attractive opportunities consistent with the Fund's overall investment objective. As discussed further below, an investment in a less seasoned company may involve greater risks than an investment in a larger, more established company.

INVESTMENTS HELD BY THE FUNDS
-----------------------------

         Under normal conditions, the Funds will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Funds may invest is set forth below.

Options and Financial Futures Transactions
------------------------------------------

         Each Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Funds may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Each Fund may enter into closing transactions, exercise its options, or permit the options to expire.

         The Funds may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. Each Fund may write such options on up to 25% of its net assets.

         The Funds may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Funds' investment restrictions do not limit the percentage of the Funds' assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Funds may engage in futures transactions only on commodities exchanges or boards of trade.

         The Funds will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, each Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Adviser.

Foreign Securities
------------------

         Both the Small Cap Fund and the Small/Mid Cap Fund may invest up to one-third of its total assets in securities of foreign issuers in developed foreign countries, primarily companies in Canada, Western Europe and Asia, including securities issued by foreign governments, denominated in U.S. dollars. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. For a discussion of the risks of investing in foreign securities, see the summary of the International Stock Fund in the Prospectus under "RISK/RETURN SUMMARY" and "MORE ABOUT THE FUNDS, OTHER RISKS."

Repurchase Agreements
---------------------

         Each Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. Each Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

         No illiquid securities will be acquired by any of the Funds if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the Securities and Exchange Commission

("SEC"), the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days;
(2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4)the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants
-----------------------------------

         Each Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Funds in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that each Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies
---------------------------------------------

         The Funds may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may need to sell them over an extended period or below the original purchase price. Investments by the Funds in these small or unseasoned companies may also be regarded as speculative. Each of the Small Cap Fund and Small/Mid Cap Fund has a fundamental policy not to invest more than 10% of its total assets in companies that have a record of less than three years of continuous operations. The International Stock Fund limits investments in small and unseasoned companies to 5% of its total assets.

Temporary Investments
---------------------

         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

Technology Sector
-----------------

         The Small Cap and Small/Mid Cap Funds may invest a significant portion of their assets in companies in the technology sector. The Funds consider technology to be a sector larger than any one industry. Accordingly, investments by any Fund in companies within the technology sector will not be considered a concentration of investments in an industry.


INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of investment restrictions applicable to the Funds. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund.

The Small Cap Fund may not:

         1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.

         2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25% of the value of its total assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate.

         4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund does not own in the aggregate more than 10% of the outstanding voting securities of such investment company.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the

Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended ("1933 Act").

         11. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

         12. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales.

         15. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The Small/Mid Cap Fund may not:

         1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.

         2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25% of the value of its total assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate.

         4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund does not own in the aggregate more than 10% of the outstanding voting securities of such investment company.

         9. Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended ("1933 Act").

         11. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

         12. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales.

         15. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The International Stock Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15, and may enter into foreign currency transactions.

         2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25% of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which deal in real estate or interests therein.

         4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, repurchase agreements, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's assets (taken at current value) would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held by the Fund.

         7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

         9. Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

         11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300%. The Fund will not make any additional investments while borrowings exceed 5% of the Fund's total assets.

         12. Invest its funds in the securities of any company if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation, including operation of predecessors and parents.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that the Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5% of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls on securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia National Municipal Bond Fund, Inc. since January 1999; Columbia Small Cap Fund, Inc. since August 1996; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc.,

Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Age 69, Chairman and Trustee of the Trust; Chairman and Director of each of the Columbia Funds; Consultant with FleetBoston Financial Corporation (since December 1997); formerly President of the Trust and each of the Columbia Funds; formerly Chairman and a Director of Columbia Management Co. (the "Adviser"), the investment adviser of the Fund, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 67, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

PATRICK J. SIMPSON, Age 55, Trustee of the Trust (since April 2000) and Director of each of the Columbia Funds (since April 2000); attorney with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, Age 59, Trustee of the Trust and Director of each of the Columbia Funds; Chairman and Chief Executive Officer of Blue Cross and Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.

JEFF B. CURTIS,* Age 46, President and Assistant Secretary of the Trust and each of the Columbia Funds (since April 2000); Director and President of Columbia Financial (since October 1999); Director and Senior Vice President (since January 1999) and Secretary (since April 1993) of the Trust Company; Director (since December 1997) and Senior Vice President (since January 1999) of the Adviser and CFMC. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser, CFMC, the Trust Company and Columbia Financial (from April 1993 to December 1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

THOMAS L. THOMSEN,* Age 56, Vice President of the Trust and each of the Columbia Funds (since April 2000); President and Chief Investment Officer (since December
1997) and Director (since 1980) of the Trust Company; Director (since 1989), President and Chief Investment Officer (since December 1997) of the Adviser; Director

(since 1982), President and Chief Investment Officer (since December 1997) of CFMC. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, CFMC and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MYRON G. CHILD,* Age 60, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December
1997); Vice President of the Adviser and CFMC (since December 1997). Prior to becoming Vice President to the Adviser and CFMC, Mr. Child was Corporate Controller (from March 1981 to November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

KATHLEEN M. GRIFFIN,* Age 41, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (from January 1995 to November
1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

JEFFREY L. LUNZER,* Age 39, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since April
2000), the Adviser and CFMC (since January 1999). Prior to becoming a Vice President of the Trust Company, Adviser and CFMC, Mr. Lunzer was the Funds' Controller (from December 1998 to December 1999). Prior to joining the Adviser and CFMC, Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (from 1984 to November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (from 1988 to November 1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

SUSAN J. WOODWORTH,* Age 48, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (from July 1980 to November
1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MARK A. WENTZIEN,* Age 40, Secretary of the Trust and each of the Columbia Funds (since April 2000); Director, Vice President and Secretary of Columbia Financial (since January 1999); Associate Counsel of the Trust Company (since January
1999); Vice President-Legal of the Adviser and CFMC (since July 1999), and Associate Counsel (from April 1997 to June 1999). Prior to joining the Adviser and CFMC, Mr. Wentzien was an attorney with the law firm of Davis Wright Tremaine LLP (from September 1985 to April 1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

         *These individuals are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no fees or salaries from the Trust or the Funds.

         The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 1999:


                                                    Total Compensation from the
Trustee                   Compensation From Trust   Trust  and Columbia Funds
-------                   -----------------------   -------------------------

Richard L.  Woolworth            $9,000                      $32,000
Thomas R. Mackenzie*             $9,000                      $31,000
James C. George                  $9,000                      $31,000

*  Mr. Mackenzie retired as a trustee of the Trust in April 2000.

         At September 30, 2000, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Funds:

                                               Shares Beneficially Owned
Name and Address                                 at September 30, 2000
----------------                           ------------------------------------

CMC Small Cap Fund

OSU Foundation - Small Cap                  1,127,870           (7.89%)
850 SW 35th Street
Corvallis, OR 97333

JELD-WEN, Inc. Pension Trust                  928,897           (6.50%)
3250 Lakeport Blvd.
Klamath Falls, OR  97601

Legacy Health System                          899,459           (6.29%)
Employees Retirement Plan-Small Cap
2801 N. Grantenbein Avenue
Portland, OR   97227


CMC International Stock Fund

Lumber Industry Pension Fund                  387,858          (27.10%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97205

Freightliner Corporation Pension Plan         314,063          (21.95%)
4747 North Channel Avenue
Portland, OR  97217

Oregon Sheet Metal Worker's Pension Trust     219,847          (15.36%)
740 North Knott Street
Portland, OR  97227-2099

AECOM Technology Corp. Pension Plan           184,905          (12.92%)
3250 Wilshire Blvd., 5th Floor
Los Angeles, CA  90010

Oregon Steel Mills Inc. Pension Plan          101,663           (7.10%)
1000 S.W. Broadway Drive
Portland, OR  97205

         As defined by SEC rules and regulations, the Oregon Community Foundation is a "control person" of the International Stock Fund since it owns over 25% of the voting securities of the Fund. The fact that the Oregon Community Foundation owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.


--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Funds is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser and the Trust Company are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

         The Adviser provides office space and pays all executive salaries and executive expenses of each Fund. Each Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

         For its services provided to each Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for each Fund equals the annual rate of 0.75 of 1% of its daily net assets. While comparable to the advisory fees paid by other mutual funds with similar investment objectives, these fees are higher than the advisory fees paid by most other mutual funds. The Small/Mid Cap Fund is new and has not paid any advisory fees. Advisory fees paid by the Small Cap Fund to the Adviser were $1,784,355, $2,429,552 and $3,462,393 for fiscal year 1999, fiscal year 1998, and fiscal year 1997, respectively. Advisory fees paid by the International Stock Fund to the Adviser were $139,065, $395,072 and $686,166 for fiscal year 1999, fiscal year 1998, and fiscal year 1997, respectively.

         The Trust Company acts as transfer agent and dividend crediting agent for each Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Funds existing at any time during the month, with a minimum aggregate fee of $1,500 per month for each Fund. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 on behalf of each Fund (except the Small/Mid Cap Fund) to the Trust Company for services performed for fiscal 1999 under the respective transfer agent agreement relating to that Fund.


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction;
(iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research.

         In limited circumstances, the Adviser may use a Fund's commissions to acquire third party research and products that is not available through its full service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades (e.g., $0.06) and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid for research services and products with broker commissions is fair and reasonable.

         The receipt of research services and products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Funds. The Small/Mid Cap Fund is new and, accordingly, it has not paid any brokerage commissions. Total brokerage commissions paid by the Small Cap Fund for the last three fiscal years were $802,523, $1,136,316 and $1,285,537 for fiscal year 1999, fiscal year 1998, and for fiscal year 1997, respectively. Total brokerage commissions paid by the

International Stock Fund for the last three fiscal years were $100,706, $307,219 and $577,355 for fiscal year 1999, fiscal year 1998, and fiscal year 1997, respectively. Of the commissions paid in the fiscal year ended in 1999, the Small Cap Fund paid $94,943 for third party research and products provided by brokerage firms.

         The Adviser may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis.

         Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be held or purchased by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others

(including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMC Short Term Bond Fund, CMC High Yield Fund, CMC Fixed Income Securities Fund and CMC International Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Funds, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

         Shareholders of the Funds are investment advisory clients of the Adviser. Investments in each Fund are made directly by clients of the Adviser or by the Adviser in its role as discretionary investment adviser over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Adviser invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

         The net asset value per share of each Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         Each Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------

         U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). The Chase Manhattan Bank ("Chase" or a "Custodian"), 3 Chase Metrotech Center, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by each of the Funds. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

         Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has seven portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that each Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

         Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by either Fund.

         Special Aspects of 90% Test with Respect to Foreign Currency. For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

         Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) a Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

         Foreign Income Taxes. The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Stock Fund's distributed income. While the Fund generally does not expect to incur foreign income taxes on gains from the sale of foreign stocks and securities, for the fiscal year ended October 31, 1999, the Fund did incur a tax of $7,582 for securities held in India.

         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Stock Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by that Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         U.S. Foreign Tax Credits or Deductions for Shareholders of the International Stock Fund. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

         If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

         No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

         Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

         Investment in Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote total return performance for the Funds. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n  =  ERV

         Where:      P       =   a hypothetical initial payment of $1000

                     T       =   average annual total return

                     n       =   number of years

                     ERV     =   ending redeemable value of a hypothetical
                                 $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)

         Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 1999, the average annual return for the Small Cap Fund for the 1, 5 and 10 year periods was 36.70%, 18.28% and 15.46%, respectively. For the period ended October 31, 1999, the average annual return for the International Stock Fund for the 1 year, 5 year periods and since inception (February 1, 1994) was 42.44%, 12.32% and 10.49%, respectively.

         The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's The Dow Jones Business and Financial Weekly, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal and USA Today.

(Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

         The Funds may also compare their performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and Nasdaq stock indices and with respect to the International Stock Fund other suitable international indices, such as the Morgan Stanley Capital International Europe, Australasia, Far East Index or the FT-S&P Actuaries Europe-Pacific Index . The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The financial statements for the CMC Small Cap Fund and the CMC International Stock Fund for the fiscal year ended October 31, 1999, together with the Independent Accountant's Report of PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference into this Statement of Additional Information.

                               CMC SMALL CAP FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMC Small Cap Fund. The Fund rebounded after two consecutive years of underperformance in the small cap market to report a total return of 36.70% for the fiscal year ended October 31, 1999. For the same period, the Fund's benchmark, the Russell 2000 Index, returned 14.88%.

Sharply falling equity prices and a sell-off of small cap names characterized the fiscal year's beginning in late 1998. In an effort to thwart fears of an economic slowdown, the Federal Reserve reduced interest rates in November, the third reduction in 1998. As a result, the market rebounded, with small cap stocks leading the charge. This comeback was short-lived, however, and a "correction" followed in the second quarter. The portfolio's performance lagged behind its benchmark since holdings did not include stocks of several Internet companies that engaged in initial public offerings and performed well during the quarter. While media and retail holdings benefited the Fund, software stocks suffered and technology stocks provided mixed results. In addition, health care holdings hurt performance and were greatly reduced.

As prospects for world recovery improved, smaller stocks picked up momentum again and economically sensitive stocks staged a rebound in April. With technology playing an ever-increasing role in productivity and economic growth, the sector remained the largest weighting in the portfolio. In addition, the Fund increased exposure to the energy sector in response to positive forecasts about drilling and production services. The fourth fiscal quarter witnessed greater market volatility as the Fed raised interest rates a second time since June in an effort to contain inflationary pressures and manage economic expansion. A narrow group of stocks, principally from the technology and energy sectors, led the market expansion. Stocks with exposure to the explosive growth of the Internet also performed well.

Because small cap valuations relative to large caps reached near historic lows during the fiscal year, the future environment for small cap stocks appears favorable.

The Fund's top ten holdings (as a percentage of net assets) as of October 31, 1999 were:

     Cymer, Inc. (2.2%)
     Radisys Corp. (2.2%)
     CSG Systems International, Inc. (2.1%)
     Symantec Corp. (1.9%)
     Integrated Device Technology, Inc. (1.9%)
     Powerwave Technologies, Inc. (1.9%)
     Entercom Communications Corp. (1.9%)
     Intelligent Polymers Ltd. (1.8%)
     Atmel Corp. (1.8%)
     Macromedia, Inc. (1.7%)

We appreciate your continued confidence in CMC Small Cap Fund.

The Investment Team

December 3, 1999

Graphic line chart depicting "Growth of $10,000 Over 10 Years" showing the growth in dollar amounts ($5,000-$55,000) of CMC Small Cap, Russell 2000 and S&P 500 for the period 10/31/89 to 10/31/99 to $42,118, $30,130 and $51,548, respectively:

                                 Average Annual Total Return
                          -------------------------------------------
                          1 Year           5 Years           10 Years
                          ------           -------           --------
CMC Small Cap             36.70%            18.28%            15.46%
Russell 2000              14.88%            12.57%            11.66%
S&P 500                   25.67%            26.01%            17.82%

Past performance does not guarantee future results. The Fund's inception date was August 30, 1989. Index performance is based on the periods beginning August 31, 1989. Total return performance is illustrated for the periods ended October 31, 1999. The S&P 500 and Russell 2000 are unmanaged stock indices.

                          CMC INTERNATIONAL STOCK FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE


We are pleased to provide you with an investment review of the CMC International Stock Fund. After a year of turmoil due to the Asian financial crisis, international markets began to show signs of improvement late in 1998 and gained momentum over the course of 1999. For the fiscal year ended October 31, 1999, the Fund posted a total return of 42.44%, well ahead of its benchmark index, the MSCI/EAFE, which returned 23.38% for the same period.

The Fund's substantial presence in Japan benefited overall portfolio performance. CMC International Stock Fund began the fiscal year with a surprisingly strong rise in the Japanese Yen, which had a positive impact on the value of the Fund's Japanese holdings. In the second fiscal quarter, measures implemented by the Japanese government to rejuvenate the stagnant economy -- including adoption of fiscal spending, banking reform and corporate restructuring programs -- resulted in favorable stock market performance. As a result, during fiscal year 1999, the Japanese stock market was the top performer among the world's developed markets.

As the year progressed, smaller Asian markets recovered as financial pressures dissipated. Investor confidence gained ground, and the Fund made a gradual return to this region, which began posting gains by the end of the reporting period.

The portfolio's performance was also enhanced by a large exposure to European markets. Positions in telecommunications, technology and pharmaceuticals continued to prove particularly rewarding. In the United Kingdom, in particular, the telecommunications and cable sector performed well. Elsewhere, the Euro made a surprisingly feeble introduction in January 1999 and remained consistently weak throughout the remainder of the period, hampering Fund results. Nonetheless, European economies began experiencing accelerating growth as the fiscal year drew to a close, and we maintain an optimistic outlook for the coming fiscal year.

CMC International Stock Fund portfolio composition as of October 31, 1999, was:

                        % of Net Assets                          % of Net Assets
                        ---------------                          ---------------
     Japan                   28.7           Singapore                  1.5
     United Kingdom          17.1           Spain                      1.5
     Netherlands              5.0           United States              1.2
     Germany                  4.3           Thailand                   1.1
     France                   3.9           Ireland                    1.1
     Canada                   3.8           Italy                      0.9
     India                    3.0           Korea                      0.8
     Sweden                   2.2           Mexico                     0.3
     Australia                2.1           Malaysia                   0.3
     Switzerland              2.0           Brazil                     0.2
     Finland                  1.5           Other Assets less
                                              liabilities             17.5

The Fund's top ten holdings (as a percentage of net assets) as of October 31, 1999, were:

     Mannesmann AG (Germany) 2.5%
     NTT Mobile Comm Network (Japan) 2.1%
     Fujitsu Ltd. (Japan) 2.0%
     Ryohin Keikaku Co., Ltd. (Japan) 1.9%
     Asahi Bank Ltd. (Japan) 1.8%
     WPP Group plc (United Kingdom) 1.8%
     Equant NV (Netherlands) 1.7%
     Fancl Corp. (Japan) 1.6%
     British Telecommunications plc (United Kingdom) 1.5%
     Infosys Technologies Ltd. (India) 1.3%

We appreciate your continued confidence in CMC International Stock Fund.

The Columbia Investment Team

December 3, 1999




Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($5,000-$35,000) of CMC International Stock Fund, FT/S&P Euro Pacific, S&P 500, and MSCI EAFE Index for the period 2/1/94 to 10/31/99 to $17,655, $15,965, $31,975 and $16,376, respectively:

                                            Average Annual Total Return
                                     ----------------------------------------
                                     1 Year       5 Years     Since Inception
                                     ------       -------     ---------------
CMC International Stock Fund         42.44%        12.32%         10.49%
FT/S&P Euro Pacific                  26.48%         9.08%          8.55%
S&P 500                              25.67%        26.01%         22.62%
MSCI EAFE Index                      23.38%         9.52%          9.04%

Past performance does not guarantee future results. The Fund's inception date was February 1, 1994. Index performance information is based on the period beginning February 1, 1994. Total return performance is illustrated for the periods ended October 31, 1999. S&P 500 and FT/S&P Euro Pacific are unmanaged stock indices. The MSCI EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               (For a Fund Share Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                               CMC SMALL CAP FUND
                               ------------------

                                                                        Year Ended October 31,
                                                      --------------------------------------------------------------
                                                            1999         1998         1997         1996         1995
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year .................  $     9.96   $    13.60   $    13.01   $    14.00   $    12.34
                                                      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income (loss)......................       (0.04)       (0.03)       (0.01)       (0.02)        0.06
  Net realized and unrealized gains (losses)
    on investments..................................        3.69        (2.21)        3.52         4.20         2.71
                                                      ----------   ----------   ----------   ----------   ----------
      Total from investment operations..............        3.65        (2.24)        3.51         4.18         2.77
                                                      ----------   ----------   ----------   ----------   ----------

Less distributions:
  Dividends from net investment income..............           -            -            -            -        (0.04)
  Distributions from net capital gains..............       (0.02)       (1.40)       (2.92)       (5.17)       (1.07)
                                                      ----------   ----------   ----------   ----------   ----------
      Total distributions...........................       (0.02)       (1.40)       (2.92)       (5.17)       (1.11)
                                                      ----------   ----------   ----------   ----------   ----------

Net asset value, end of year .......................  $    13.59   $     9.96   $    13.60   $    13.01   $    14.00
                                                      ==========   ==========   ==========   ==========   ==========

Total return........................................       36.70%      -16.49%       26.98%       30.30%       22.55%

Ratios/Supplemental data
Net assets, end of year (in thousands)..............  $  240,129   $  267,789   $  521,770   $  522,408   $  537,167
Ratio of expenses to average net assets.............       0.79%         0.77%        0.76%        0.78%        0.77%
Ratio of net income (loss) to average net assets....      (0.33)%       (0.20)%      (0.08)%      (0.14)%       0.43%
Portfolio turnover rate.............................     186.07%       158.98%      168.72%      147.77%      125.80%

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.


                 See Accompanying Notes to Financial Statements

                          CMC INTERNATIONAL STOCK FUND
                          ----------------------------

                                                                        Year Ended October 31,
                                                      --------------------------------------------------------------
                                                            1999         1998         1997         1996         1995
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year ................   $    12.54   $    42.71   $    42.46   $    37.06   $    39.51
                                                      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income (loss).....................        (0.02)        0.25         0.41         0.32         0.39
  Net realized and unrealized gains (losses)
    on investments.................................         5.34        (0.78)        6.16         5.86        (2.64)
                                                      ----------   ----------   ----------   ----------   ----------
      Total from investment operations.............         5.32        (0.53)        6.57         6.18        (2.25)
                                                      ----------   ----------   ----------   ----------   ----------

Less distributions:
  Dividends from net investment income.............            -            -        (0.46)       (0.78)       (0.20)
  Distributions from net capital gains.............        (0.00)*     (29.64)       (5.86)           -            -
                                                      ----------   ----------   ----------   ----------   ----------
      Total distributions..........................        (0.00)      (29.64)       (6.32)       (0.78)       (0.20)
                                                      ----------   ----------   ----------   ----------   ----------

Net asset value, end of year.......................   $    17.86   $    12.54   $    42.71   $    42.46   $    37.06
                                                      ==========   ==========   ==========   ==========   ==========

Total return.......................................        42.44%       -1.24%       15.47%       16.67%       -5.69%

Ratios/Supplemental data
Net assets, end of year (in thousands).............   $   30,492   $   15,377   $   81,471   $   73,542   $   68,758
Ratio of expenses to average net assets............         1.31%        1.04%        1.05%        1.00%        0.98%
Ratio of net income (loss) to average net assets...        (0.14)%       0.60%        0.88%        0.78%        0.99%
Portfolio turnover rate............................        96.34%       52.68%      126.56%      119.98%      158.32%

*    Amount represents less than $0.01 per share.


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                     CMC SMALL CAP FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------
OCTOBER 31, 1999


                                                                  SHARES             VALUE
                                                           -------------     -------------
COMMON STOCKS (95.3%)
BASIC INDUSTRIES & MFG. (1.7%)
BUILDING & FORESTRY PRODUCTS (0.2%)
SOUTHDOWN, INC.                                                   10,200     $     492,787
                                                                             -------------
CHEMICALS (0.4%)
AIRGAS, INC. *                                                   104,500           992,750
                                                                             -------------
MACHINERY CAPITAL SPENDING (0.8%)
TEREX CORP. *                                                     70,900         1,874,419
                                                                             -------------
METALS & MINING (0.3%)
NS GROUP, INC. *                                                  29,500           298,688
STILLWATER MINING CO. *                                           19,300           388,412
                                                                             -------------
                                                                                   687,100
                                                                             -------------

TOTAL BASIC INDUSTRIES & MFG.                                                    4,047,056
                                                                             -------------

BUSINESS & CONSUMER SERVICES (16.2%)
MEDIA & ENTERTAINMENT (6.1%)
CUMULUS MEDIA, INC. *                                             63,500         2,278,062
ENTERCOM COMMUNICATIONS CORP. *                                   90,020         4,484,121
RADIO ONE, INC. *                                                 34,820         1,736,648
SALEM COMMUNICATIONS CORP. (CLASS A) *                            81,500         2,027,312
SFX ENTERTAINMENT, INC. (CLASS A) *                               74,600         2,606,338
YOUNG BROADCASTING, INC. (CLASS A) *                              31,900         1,479,363
                                                                             -------------
                                                                                14,611,844
                                                                             -------------
POLLUTION CONTROL (0.7%)
TETRA TECH, INC. *                                                               1,807,766
                                                                             -------------
SERVICES & PUBLISHING (9.4%)
APOLLO GROUP, INC. *                                             113,875         2,981,206
CHEMDEX CORP. *                                                    8,700           331,688
CSG SYSTEMS INTERNATIONAL, INC. *                                148,840         5,107,072
G & K SERVICES, INC. (CLASS A)                                    40,000         1,502,500
NATIONAL DATA CORP.                                               46,100         1,106,400
NCO GROUP, INC. *                                                 35,000         1,483,125
NOVA CORP. *                                                     140,770         3,660,020
PROFESSIONAL DETAILING, INC. *                                    51,530         1,288,250
PROFIT RECOVERY GROUP INTERNATIONAL, INC. *                       69,050         2,843,997
RENT-WAY, INC. *                                                  25,300           420,612
WHITTMAN-HART, INC. *                                             47,300         1,818,094
                                                                             -------------
                                                                                22,542,964
                                                                             -------------

TOTAL BUSINESS & CONSUMER SERVICES                                              38,962,574
                                                                             -------------


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                     CMC SMALL CAP FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                                  SHARES             VALUE
                                                           -------------     -------------
COMMON STOCKS (CONTINUED)
CONSUMER CYCLICAL (8.5%)
CONSUMER DURABLE (0.8%)
FURNITURE BRANDS INTERNATIONAL, INC. *                            75,700     $   1,466,688
MODTECH HOLDINGS, INC. *                                          85,524           454,346
                                                                             -------------
                                                                                 1,921,034
                                                                             -------------
CONSUMER NON-DURABLE (7.7%)
AMES DEPARTMENT STORES, INC. *                                    66,100         2,094,544
BED, BATH & BEYOND, INC. *                                        23,800           792,838
CALLAWAY GOLF CO.                                                174,500         2,344,844
CHEESECAKE FACTORY, INC. (THE) *                                  54,100         1,656,812
HOLLYWOOD ENTERTAINMENT CORP. *                                   89,700         1,267,012
INTERTAN, INC. *                                                  55,100         1,239,750
MICHAELS STORES, INC. *                                           78,000         2,617,875
P. F. CHANGS CHINA BISTRO, INC. *                                 81,900         1,760,850
STEINER LEISURE LTD. *                                            66,000         1,249,875
TWEETER HOME ENTERTAINMENT GROUP, INC. *                          33,500         1,432,125
WET SEAL, INC. (CLASS A) *                                        32,000           448,000
WILLIAMS-SONOMA, INC. *                                           30,300         1,628,625
                                                                             -------------
                                                                                18,533,150
                                                                             -------------

TOTAL CONSUMER CYCLICAL                                                         20,454,184
                                                                             -------------

CONSUMER STAPLES (9.9%)
FOOD & HOUSEHOLD PRODUCTS (0.7%)
U.S. FOODSERVICE, INC. *                                          93,400         1,792,112
                                                                             -------------

HEALTH (9.2%)
ALKERMES, INC. *                                                  41,200         1,454,875
ANESTA CORP. *                                                    66,000           734,250
BIOVAIL CORP. INTERNATIONAL *                                     16,700           921,631
FIRST HEALTH GROUP CORP. *                                        85,800         1,994,850
INTELLIGENT POLYMERS LTD. *                                      139,000         4,248,188
NOVOSTE CORP. *                                                  122,600         2,107,188
OXFORD HEALTH PLANS, INC. *                                      169,500         2,002,219
PROTEIN DESIGN LABS, INC. *                                       41,600         1,666,600
RESMED, INC. *                                                    76,700         2,655,737
SHIRE PHARMACEUTICALS GROUP PLC ADR *                             63,180         2,005,965
SPIROS DEVELOPMENT CORP. II (UNITS) *                             62,300           354,331
TRANSKARYOTIC THERAPIES, INC. *                                   41,200         1,915,800
                                                                             -------------
                                                                                22,061,634
                                                                             -------------

TOTAL CONSUMER STAPLES                                                          23,853,746
                                                                             -------------


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                     CMC SMALL CAP FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                                  SHARES             VALUE
                                                           -------------     -------------
COMMON STOCKS (CONTINUED)
ENERGY (8.3%)
DOMESTIC & INTERNATIONAL INTEGRATED (3.0%)
DEVON ENERGY CORP.                                                74,800     $   2,907,850
OCEAN ENERGY, INC. *                                             179,500         1,649,156
PENNACO ENERGY, INC. *                                            33,300           368,381
WESTERN GAS RESOURCES, INC.                                      144,500         2,375,219
                                                                             -------------
                                                                                 7,300,606
                                                                             -------------
ENERGY SERVICES (5.3%)
GLOBAL INDUSTRIES LTD. *                                         138,500         1,108,000
HANOVER COMPRESSOR CO. *                                          89,900         3,326,300
MARINE DRILLING COS., INC. *                                     105,600         1,709,400
NOBLE DRILLING CORP. *                                            50,400         1,118,250
PATTERSON ENERGY, INC. *                                         134,500         1,723,281
PRECISION DRILLING CORP. *                                       129,900         3,012,057
R & B FALCON CORP. *                                              55,100           685,306
                                                                             -------------
                                                                                12,682,594
                                                                             -------------

TOTAL ENERGY                                                                    19,983,200
                                                                             -------------

FINANCIAL (0.9%)
CITY NATIONAL CORP.                                               33,100         1,282,625
COMMUNITY FIRST BANKSHARES, INC.                                  38,500           732,703
                                                                             -------------
                                                                                 2,015,328
                                                                             -------------
TECHNOLOGY (49.3%)
ACCRUE SOFTWARE, INC. *                                           24,500         1,316,875
ACXIOM CORP. *                                                   152,700         2,519,550
ADAPTIVE BROADBAND CORP. *                                        43,300         1,599,394
ADVANCED DIGITAL INFORMATION CORP. *                              47,100         1,754,475
ADVANCED FIBRE COMMUNICATIONS, INC. *                             98,000         2,143,750
AETHER SYSTEMS, INC. *                                             9,800           681,712
ALLAIRE CORP. *                                                   25,100         1,830,731
AMDOCS LTD. *                                                    139,300         3,874,281
ANTEC CORP. *                                                     63,000         3,055,500
ARTESYN TECHNOLOGIES, INC. *                                      83,700         1,653,075
ASYST TECHNOLOGIES, INC. *                                        31,600         1,224,500
ATMEL CORP. *                                                    109,700         4,237,162
BINDVIEW DEVELOPMENT CORP. *                                     110,200         3,306,000
BSQUARE CORP. *                                                   13,400           530,137
CAREINSITE, INC. *                                                10,250           448,437
COMMSCOPE, INC. *                                                 93,600         3,732,300
CONCURRENT COMPUTER CORP. *                                       32,900           378,350
CREDENCE SYSTEMS CORP. *                                          53,900         2,459,187
CROSSROADS SYSTEMS, INC. *                                         6,600           469,425
CYMER, INC. *                                                    142,100         5,248,819


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                     CMC SMALL CAP FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                                  SHARES             VALUE
                                                           -------------     -------------
COMMON STOCKS (CONTINUED)
DAVOX CORP. *                                                     38,700     $     498,262
DOCUMENTUM, INC. *                                               132,500         3,759,687
DSET CORP. *                                                      78,900         1,380,750
ELECTRO SCIENTIFIC INDUSTRIES, INC. *                             50,000         2,700,000
EMULEX CORP. *                                                    22,500         3,508,594
ETEC SYSTEMS, INC. *                                              63,300         2,417,269
GENESYS TELECOMMUNICATIONS LABORATORIES, INC. *                   33,400         1,640,775
HARMONIC, INC. *                                                  22,600         1,341,875
INTEGRATED DEVICE TECHNOLOGY, INC. *                             223,700         4,599,831
INTERACTIVE PICTURES CORP. *                                      72,100         1,698,856
INTERVOICE-BRITE, INC. *                                          11,600           143,550
JNI CORP. *                                                        8,800           470,250
KULICKE & SOFFA INDUSTRIES, INC. *                                79,800         2,349,112
LATTICE SEMICONDUCTOR CORP. *                                    101,000         3,572,875
MACROMEDIA, INC. *                                                64,800         4,175,550
MARIMBA, INC. *                                                    3,800           107,350
MICROS SYSTEMS, INC. *                                            82,900         3,836,716
MIPS TECHNOLOGIES, INC. (CLASS A) *                               29,500           851,813
MMC NETWORKS, INC. *                                              40,900         1,303,688
MTI TECHNOLOGY, CORP. *                                          180,800         3,062,300
OPTICAL COATING LABORATORY, INC.                                  20,100         2,148,188
PERKINELMER, INC.                                                 28,600         1,167,238
POWER-ONE, INC. *                                                100,400         2,008,000
POWERWAVE TECHNOLOGIES, INC. *                                    70,300         4,573,894
PRIMUS KNOWLEDGE SOLUTIONS, INC. *                                33,500         1,009,188
RADISYS CORP. *                                                   97,900         5,188,700
RAVISENT TECHNOLOGIES, INC. *                                     74,700         1,199,869
REMEDY CORP. *                                                    46,400         1,995,200
SANDISK CORP. *                                                   29,800         1,806,625
SPECTRIAN CORP. *                                                 48,900         1,638,150
SYMANTEC CORP. *                                                  97,200         4,641,300
TELETECH HOLDINGS, INC. *                                        100,600         1,427,263
TIBCO SOFTWARE, INC. *                                             4,000           156,000
USINTERNETWORKING, INC. *                                          2,900            96,606
VIADOR, INC. *                                                   101,000         1,805,375
WEBTRENDS CORP. *                                                 25,300         1,562,275
                                                                             -------------
                                                                               118,306,634
                                                                             -------------
TRANSPORTATION (0.5%)
EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.                      31,700         1,184,788
                                                                             -------------

TOTAL COMMON STOCKS
(COST $180,207,471)                                                            228,807,510
                                                                             -------------


                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------
                                     CMC SMALL CAP FUND
                               A Portfolio of CMC Fund Trust
                                  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------


                                                               SHARES OR
                                                               PRINCIPAL
                                                                  AMOUNT             VALUE
                                                           -------------     -------------
WARRANT (1.5%)
BIOVAIL CORP. INTERNATIONAL (EXPIRE 09/30/2002) *
(COST $1,390,000)                                                139,000     $   3,683,500
                                                                             -------------

TOTAL INVESTMENTS, EXCLUDING TEMPORARY INVESTMENTS
(COST $181,597,471)                                                            232,491,010
                                                                             -------------

REPURCHASE AGREEMENT (3.9%)
J.P. MORGAN SECURITIES, INC.
5.282% DATED 10/29/1999,
DUE 11/01/1999 IN THE
AMOUNT OF $9,255,887.
COLLATERALIZED BY
U.S. TREASURY BONDS
6.125% TO 10.375%
DUE 11/15/2009 TO 8/15/2029
U.S. TREASURY NOTES
5.875% TO 6.250%
DUE 5/31/2000 TO 6/30/2000
(COST $9,254,548)                                          $   9,254,548         9,254,548
                                                                             -------------

TOTAL INVESTMENTS (100.7%)
(COST $190,852,019)                                                            241,745,558

OTHER ASSETS LESS LIABILITIES (-0.7%)                                           (1,616,795)
                                                                             -------------

NET ASSETS (100.00%)                                                         $ 240,128,763
                                                                             =============

* Non-Income Producing


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                          CMC INTERNATIONAL STOCK FUND
                                          A Portfolio of CMC Fund Trust
                                             SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------
OCTOBER 31, 1999


                                                                                       SHARES             VALUE
                                                                                -------------     -------------
COMMON STOCKS (82.0%)
      AUSTRALIA (2.1%)
          BROKEN HILL PROPRIETARY CO., LTD. (MINING-METAL/MINERALS)                    11,000     $     113,606
          CABLE & WIRELESS OPTUS LTD. (UTILITIES/COMMUNICATION) *                      39,000            89,220
          PASMINCO LTD. (MINING-METAL/MINERALS) *                                     155,000           148,159
          TELSTRA CORP., LTD. (INSTALLMENT RECEIPTS) (UTILITIES/
          COMMUNICATION) *                                                             31,650           101,449
          WMC LTD. (MINING-METALS/MINERALS)                                            46,000           197,278
                                                                                                  -------------
                                                                                                        649,712
                                                                                                  -------------
      BRAZIL (0.2%)
          CIA TECIDOS DO NORTE DE MINAS SA (TEXTILES)                               1,100,000            50,716
                                                                                                  -------------
      CANADA (3.8%)
          ABITIBI-CONSOLIDATED, INC. (FORESTRY/PAPER PRODUCTS)                         14,300           174,023
          ALCAN ALUMINIUM LTD. (MINING-METAL/MINERALS)                                  2,900            95,129
          ANDERSON EXPLORATION LTD. (OIL) *                                            17,500           225,457
          MANULIFE FINANCIAL CORP. (INSURANCE) *                                       27,000           324,903
          NORTEL NETWORKS CORP. (OFFICE EQUIP./COMP./COMM.)                             2,600           160,059
          SHAW COMMUNICATIONS, INC. (CLASS B) (MEDIA)                                   6,000           182,541
                                                                                                  -------------
                                                                                                      1,162,112
                                                                                                  -------------
      FINLAND (1.5%)
          SONERA OYJ (UTILITIES/COMMUNICATION)                                          8,000           240,060
          STORA ENSO OYJ (FORESTRY/PAPER PRODUCTS)                                     18,000           236,486
                                                                                                  -------------
                                                                                                        476,546
                                                                                                  -------------
      FRANCE (3.9%)
          ALSTOM SA (ELECTRICAL EQUIPMENT)                                              3,500           105,946
          AXA SA (INSURANCE)                                                            1,100           155,041
          BANQUE NATIONALE DE PARIS (BANKS)                                             1,000            87,763
          CAP GEMINI SA (BUSINESS SERVICES)                                             1,100           166,486
          FRANCE TELECOM SA, ADR (UTILITIES/COMMUNICATION)                              1,700           164,475
          LAFARGE SA (CONSTRUCTION/BUILDING MATERIALS)                                  1,200           115,405
          SODEXHO ALLIANCE SA (BUSINESS SERVICES)                                         600            98,378
          TOTAL FINA SA (CLASS B) (OIL)                                                   600            81,036
          USINOR SA (STEEL)                                                             8,400           116,629
          VIVENDI SA (UTILITIES)                                                        1,500           113,592
                                                                                                  -------------
                                                                                                      1,204,751
                                                                                                  -------------
      GERMANY (3.8%)
          DEUTSCHE BANK AG (BANKS)                                                      1,500           107,176
          EPCOS AG (ELECTRONICS) *                                                      7,000           286,716
          MANNESMANN AG (MACHINERY/CAPITAL SPENDING)                                    4,800           756,252
                                                                                                  -------------
                                                                                                      1,150,144
                                                                                                  -------------

      INDIA (3.0%)
          BANK OF BARODA LTD. (BANKS)                                                     100               150
          BHARAT HEAVY ELECTRICALS LTD. (HEAVY ENG./SHIPBUILDING)                      30,000           185,296
          CASTROL (INDIA) LTD. (CHEMICALS)                                             20,000           157,179


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                          CMC INTERNATIONAL STOCK FUND
                                          A Portfolio of CMC Fund Trust
                                             SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------


                                                                                       SHARES             VALUE
                                                                                -------------     -------------
COMMON STOCKS (CONTINUED)
          INDIAN HOTELS CO., LTD. (ENTERTAINMENT/LEISURE)                              12,900     $     109,140
          INFOSYS TECHNOLOGIES LTD. (BUSINESS SERVICES)                                 2,500           400,322
          SATYAM INFOWAY LTD. ADR (BUSINESS SERVICES) *                                 1,500            58,125
                                                                                                  -------------
                                                                                                        910,212
                                                                                                  -------------
      IRELAND (1.1%)
          BANK OF IRELAND PLC (BANKS)                                                  18,000           140,378
          CRH PLC (CONSTRUCTION/BUILDING MATERIALS)                                     4,300            81,126
          IRISH LIFE & PERMANENT PLC (INSURANCE)                                       11,257           114,767
                                                                                                  -------------
                                                                                                        336,271
                                                                                                  -------------
      ITALY (0.9%)
          ASSICURAZIONI GENERALI S.P.A (INSURANCE)                                      4,200           134,640
          UNICREDITO ITALIANO S.P.A (BANKS)                                            30,000           140,315
                                                                                                  -------------
                                                                                                        274,955
                                                                                                  -------------
      JAPAN (28.7%)
          ASAHI BANK LTD. (BANKS)                                                      63,000           559,007
          AVEX, INC. (ENTERTAINMENT/LEISURE)                                            1,500           316,213
          DAIMEI TELECOM ENGINEERING CORP. (ENGINEERING)                                7,000            82,905
          DEODEO CORP. (RETAIL)                                                         4,000            49,827
          DRAKE BEAM MORIN-JAPAN, INC. (BUSINESS SERVICES)                              1,000           289,383
          EIDEN CO., LTD. (RETAIL)                                                      5,000            55,625
          FANCL CORP. (HEALTH/PERSONAL CARE)                                            1,700           488,693
          FUJI BANK LTD. (BANKS)                                                       25,000           342,564
          FUJI MACHINE MFG. CO., LTD. (MACHINERY/CAPITAL SPENDING)                      5,000           232,369
          FUJITSU LTD. (OFFICE EQUIP./COMP./COMM.)                                     20,000           601,763
          HAPPINET CORP. (RETAIL)                                                       2,000           114,987
          HIROSE ELECTRIC CO., LTD. (ELECTRONICS)                                       2,000           348,601
          JAPAN LIFELINE CO., LTD. (HEALTH/PERSONAL CARE)                               3,900            85,952
          KATOKICHI CO., LTD. (FOOD/BEVERAGES)                                          3,000            53,612
          KEYENCE CORP. (ELECTRONICS)                                                     300            80,347
          MARUBENI CORP. (CONSTRUCTION/BUILDING MATERIALS)                             50,000           159,065
          MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD. (ELECTRONICS)                        9,000           189,297
          MURATA MANUFACTURING CO., LTD. (ELECTRONICS)                                  1,000           128,402
          NEC CORP. (ELECTRONICS)                                                       8,000           161,748
          NIDEC CORP. (ELECTRICAL EQUIPMENT)                                            1,000           194,040
          NIKKO SECURITIES CO., LTD. (FINANCIAL SERVICES)                              15,000           140,858
          NIPPON KANZAI CO., LTD.
          (CONSTRUCTION/BUILDING MATERIALS)                                             5,000           167,689
          NIPPON TELEGRAPH & TELEPHONE CORP. (UTILITIES/
          COMMUNICATION)                                                                   21           321,962
          NTT MOBILE COMMUNICATIONS NETWORK, INC.
          (UTILITIES/COMMUNICATION)                                                        24           637,025
          OBIC CO., LTD. (BUSINESS SERVICES)                                              360           169,030
          OJI PAPER CO., LTD. (FORESTRY/PAPER PRODUCTS)                                14,000            98,601
          RYOHIN KEIKAKU CO., LTD. (RETAIL)                                             3,000           576,657


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                          CMC INTERNATIONAL STOCK FUND
                                          A Portfolio of CMC Fund Trust
                                             SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------


                                                                                       SHARES             VALUE
                                                                                -------------     -------------
COMMON STOCKS (CONTINUED)
          SAIZERIYA CO., LTD. (RESTAURANTS)                                             1,300     $     103,392
          SANWA BANK LTD., THE (BANKS)                                                 20,000           297,240
          SHIMAMURA CO., LTD. (RETAIL)                                                  2,000           287,466
          SONY CORP. (ELECTRONICS)                                                      2,000           311,614
          TAIYO INK MFG. CO., LTD. (ELECTRONICS)                                        1,000           134,151
          TAKEDA CHEMICAL INDS., LTD. (PHARMACEUTICALS)                                 4,000           229,590
          THK CO., LTD. (MACHINERY/CAPITAL SPENDING)                                    7,000           228,727
          TRANS COSMOS, INC. (BUSINESS SERVICES)                                        1,500           190,446
          WORLD CO., LTD. (RETAIL)                                                      1,800           181,966
          YAMADA DENKI CO., LTD. (RETAIL)                                               2,000           142,392
                                                                                                  -------------
                                                                                                      8,753,206
                                                                                                  -------------
      KOREA (0.8%)
          SAMSUNG ELECTRONICS, GDR (ELECTRONICS)                                        4,000           234,000
                                                                                                  -------------
      MALAYSIA (0.3%)
          STAR CRUISES PLC (ENTERTAINMENT/LEISURE)                                     10,000            85,000
                                                                                                  -------------
      MEXICO (0.3%)
          TELEFONOS DE MEXICO SA, ADR (UTILITIES/COMMUNICATION)                         1,000            85,500
                                                                                                  -------------
      NETHERLANDS (5.0%)
          ASM LITHOGRAPHY HOLDING NV (ELECTRONICS) *                                    1,700           123,463
          EQUANT NV (BUSINESS SERVICES) *                                               5,200           504,400
          ING GROEP NV (INSURANCE)                                                      2,200           129,674
          KONINKLIJKE PHILIPS ELECTRONICS NV (ELECTRICAL EQUIPMENT)                     1,200           122,973
          LAURUS NV (RETAIL)                                                            3,900            86,696
          STMICROELECTRONICS NV (ELECTRONICS)                                           1,200           109,050
          UNITED PAN-EUROPE COMMUNICATIONS NV, ADR (MEDIA) *                            3,400           263,500
          VENDEX KBB NV (RETAIL)                                                        6,000           175,000
                                                                                                  -------------
                                                                                                      1,514,756
                                                                                                  -------------
      SINGAPORE (1.5%)
          DATACRAFT ASIA LTD. (OFFICE EQUIP./COMP./COMM.)                              56,000           257,600
          GES INTERNATIONAL LTD. (OFFICE EQUIP./COMP./COMM.)                          180,000           156,866
          OVERSEA-CHINESE BANKING CORP., LTD. (BANKS)                                   5,250            39,442
                                                                                                  -------------
                                                                                                        453,908
                                                                                                  -------------
      SPAIN (1.5%)
          ARGENTARIA SA (BANKS)                                                         4,700           104,233
          SOGECABLE SA (MEDIA) *                                                        4,100           112,731
          TELEFONICA SA, ADR (UTILITIES/COMMUNICATION) *                                4,680           233,708
                                                                                                  -------------
                                                                                                        450,672
                                                                                                  -------------
      SWEDEN (2.2%)
          ASSA ABLOY AB (CLASS B) (DIVERSIFIED INDS./MANUFACTURING)                    11,880           131,949
          MUNTERS AB (DIVERSIFIED CONSUMER MANUFACTURING)                              17,400           204,874
          SKANDIA INSURANCE CO., LTD. (INSURANCE)                                      14,800           328,760
                                                                                                  -------------
                                                                                                        665,583
                                                                                                  -------------
      SWITZERLAND (2.0%)
          JULIUS BAER HOLDING LTD. (BEARER) (BANKS)                                        30            90,272


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                          CMC INTERNATIONAL STOCK FUND
                                          A Portfolio of CMC Fund Trust
                                             SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------


                                                                                       SHARES             VALUE
                                                                                -------------     -------------
COMMON STOCKS (CONTINUED)
          NOVARTIS AG (REGISTERED) (PHARMACEUTICALS)                                       90     $     134,669
          ROCHE HOLDING AG (GENUSSSHEINE) (PHARMACEUTICALS)                                19           228,189
          ZURICH ALLIED AG (REGISTERED) (INSURANCE)                                       300           169,911
                                                                                                  -------------
                                                                                                        623,041
                                                                                                  -------------
      THAILAND (1.1%)
          BANGKOK BANK PUBLIC CO., LTD. (FOREIGN) (BANKS) *                            38,000            88,601
          COGENERATION PUBLIC CO., LTD. (FOREIGN)
          (UTILITIES/ELECTRIC & GAS) *                                                 55,000            24,579
          NATIONAL PETROCHEMICAL PUBLIC CO., LTD. PCL (FOREIGN)
          (CHEMICALS) *                                                               100,000            90,026
          SIAM MAKRO PUBLIC CO., LTD. (FOREIGN) (WHOLESALE TRADE)                      25,000            41,774
          THAI FARMERS BANK PUBLIC CO., LTD. (FOREIGN) (BANKS) *                       76,000           107,306
                                                                                                  -------------
                                                                                                        352,286
                                                                                                  -------------
      UNITED KINGDOM (17.1%)
          BARCLAYS PLC (BANKS)                                                          6,600           201,762
          BILLITON PLC (MINING-METAL/MINERALS)                                         69,200           298,638
          BP AMOCO PLC, ADR (OIL)                                                       4,400           254,099
          BRITISH TELECOMMUNICATIONS PLC
          (UTILITIES/COMMUNICATION)                                                    24,500           443,630
          COLT TELECOM GROUP PLC (UTILITIES/COMMUNICATION) *                            6,600           196,997
          COMPASS GROUP PLC (ENTERTAINMENT/LEISURE)                                    37,200           397,991
          GLAXO WELLCOME PLC (PHARMACEUTICALS)                                          6,000           176,824
          GRANADA GROUP PLC (ENTERTAINMENT/LEISURE)                                    38,092           300,650
          HAYS PLC (BUSINESS SERVICES)                                                 18,500           211,434
          HSBC HOLDINGS PLC (BANKS)                                                    17,000           209,076
          NATIONAL WESTMINSTER BANK PLC (BANKS)                                         6,700           151,058
          NEXT PLC (RETAIL)                                                            22,500           242,013
          ORANGE PLC (UTILITIES/COMMUNICATION) *                                        9,000           224,032
          PEARSON PLC (MEDIA)                                                          13,000           291,605
          SHELL TRANSPORT & TRADING CO. PLC (OIL)                                      11,000            84,203
          SHELL TRANSPORT & TRADING CO., ADR (OIL)                                      3,500           160,562
          SMITHKLINE BEECHAM PLC (PHARMACEUTICALS)                                     19,861           255,505
          TELEWEST COMMUNICATIONS PLC (MEDIA) *                                        48,100           209,354
          TESCO PLC (FOOD/BEVERAGES)                                                   37,000           109,891
          VODAFONE AIRTOUCH PLC (UTILITIES/COMMUNICATION)                              52,170           242,265
          WPP GROUP PLC (MEDIA)                                                        51,500           558,165
                                                                                                  -------------
                                                                                                      5,219,754
                                                                                                  -------------
      UNITED STATES (1.2%)
          NTL, INC. (MEDIA) *                                                           2,500           188,437
          SCHLUMBERGER LTD. (OIL)                                                       2,800           169,575
                                                                                                  -------------
                                                                                                        358,012
                                                                                                  -------------

          TOTAL COMMON STOCKS
          (COST $19,629,989)                                                                         25,011,137
                                                                                                  -------------


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                          CMC INTERNATIONAL STOCK FUND
                                          A Portfolio of CMC Fund Trust
                                             SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------


                                                                                    SHARES OR
                                                                                    PRINCIPAL
                                                                                       AMOUNT             VALUE
                                                                                -------------     -------------
PREFERRED STOCK (0.5%)
      GERMANY
          PORSCHE AG (AUTOMOBILES)
          (COST $56,832)                                                                   50     $     136,636
                                                                                                  -------------

          TOTAL INVESTMENTS, EXCLUDING TEMPORARY
          CASH INVESTMENTS
          (COST $19,686,821)                                                                         25,147,773
                                                                                                  -------------

U.S. TREASURY BILL (6.5%)
          4.460%  12/16/1999
          (COST $1,988,850)                                                         2,000,000         1,988,850
                                                                                                  -------------

REPURCHASE AGREEMENTS (15.2%)
      J.P. MORGAN SECURITIES, INC.
          5.282% DATED 10/29/1999,
          DUE 11/01/1999 IN THE
          AMOUNT OF $3,129,497.
          COLLATERALIZED BY
          U.S. TREASURY BONDS
          6.125% TO 10.375%
          DUE 11/15/2009 TO 8/15/2029
          U.S. TREASURY NOTES
          5.875% TO 6.250%
          DUE 5/31/2000 TO 6/30/2000                                                3,129,044         3,129,044
      MERRILL LYNCH
          5.272% DATED 10/29/1999,
          DUE 11/01/1999 IN THE
          AMOUNT OF $1,500,217
          COLLATERALIZED BY
          U.S. TREASURY STRIPS
          DUE 11/15/2009 TO 02/15/17                                                1,500,000         1,500,000
                                                                                                  -------------

          TOTAL REPURCHASE AGREEMENTS
             (COST $4,629,044)                                                                        4,629,044
                                                                                                  -------------

TOTAL INVESTMENTS (104.2%)
      (COST $26,304,715)                                                                             31,765,667

OTHER ASSETS LESS LIABILITIES (-4.2%)                                                                (1,274,019)
                                                                                                  -------------

NET ASSETS (100.0%)                                                                               $  30,491,648
                                                                                                  =============

* Non-Income Producing


                 See Accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------
                                               CMC SMALL CAP FUND
                                          CMC INTERNATIONAL STOCK FUND
                                          Portfolios of CMC Fund Trust
                                      STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------
October 31, 1999
                                                                              CMC Small       CMC International
                                                                               Cap Fund              Stock Fund
                                                                      ------------------     ------------------
ASSETS:
  Investments at identified cost ..................................   $      181,597,471     $       19,686,821
  Investments at identified cost - federal income tax purposes.....   $      182,917,712     $       19,686,821
-------------------------------------------------------------------   ------------------     ------------------

  Investments at value.............................................   $      232,491,010     $       25,147,773
  Temporary cash investments, at value.............................            9,254,548              6,617,894
  Cash.............................................................                    -                 68,653
  Cash denominated in foreign currencies (cost $233,775) ..........                    -                233,948
  Receivable for:
    Investments sold...............................................            4,966,269                275,672
    Interest.......................................................               90,652                 19,845
    Dividends......................................................                7,225                 60,576
                                                                      ------------------     ------------------
  Total assets.....................................................          246,809,704             32,424,361
                                                                      ------------------     ------------------

LIABILITIES:
  Payable for:
    Investments purchased..........................................            6,484,595              1,842,331
    Investment management fee .....................................              143,621                 17,737
    Accrued expenses ..............................................               39,265                 34,332
    Foreign capital gains tax......................................                    -                 38,313
    Capital stock redeemed.........................................               13,460                      -
                                                                      ------------------     ------------------
   Total liabilities...............................................            6,680,941              1,932,713
                                                                      ------------------     ------------------

NET ASSETS.........................................................   $      240,128,763     $       30,491,648
                                                                      ==================     ==================

NET ASSETS consist of:
    Unrealized appreciation (depreciation) on:
      Investments..................................................   $       50,893,539     $        5,456,572
      Translation of assets and liabilities in foreign currencies..                    -                 (7,666)
    Undistributed net realized gain from investment transactions...           29,885,983              2,822,061
    Capital paid in................................................          159,349,241             22,220,681
                                                                      ------------------     ------------------

NET ASSETS.........................................................   $      240,128,763     $       30,491,648
                                                                      ==================     ==================

Shares of capital stock outstanding................................           17,668,929              1,707,360
                                                                      ==================     ==================

Net asset value, offering and
   redemption price per share......................................   $            13.59     $            17.86
                                                                      ==================     ==================


                 See Accompanying Notes to Financial Statements

----------------------------------------------------------------------------------------------------------
                                             CMC SMALL CAP FUND
                                        CMC INTERNATIONAL STOCK FUND
                                        Portfolios of CMC Fund Trust
                                          STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999


                                                                                      CMC              CMC
                                                                                    Small    International
                                                                                 Cap Fund       Stock Fund
                                                                            -------------    -------------
INVESTMENT INCOME:
   Income:
      Interest...........................................................   $     740,749    $      76,419
      Dividends..........................................................         367,347          158,561
      Foreign withholding tax on dividend income ........................               -          (17,880
                                                                            -------------    -------------
         Total income....................................................       1,108,096          217,100
                                                                            -------------    -------------

   Expenses:
      Investment management fees ........................................       1,784,355          139,065
      Custodian fees.....................................................          38,267           33,915
      Legal, insurance and audit fees....................................          32,743           32,267
      Transfer agent fees................................................          18,000           18,000
      Trustees' fees.....................................................           9,454            1,131
      Other expenses ....................................................           6,835           19,678
                                                                            -------------    -------------
         Total expenses..................................................       1,889,654          244,056
                                                                            -------------    -------------
   Net investment loss...................................................        (781,558)         (26,956)
                                                                            -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain(loss) from:
      Investment transactions............................................      33,791,649        2,975,930
      Foreignncurrency transactions......................................               -         (110,239)
                                                                            -------------    -------------

         Net realized gain ..............................................      33,791,649        2,865,691
                                                                            -------------    -------------

   Change in net unrealized appreciation or depreciation on:
      Investments........................................................      37,005,516        3,545,846
      Translation of assets and liabilities in foreign currencies........               -           (9,281)
                                                                            -------------    -------------

         Change in net unrealized appreciation...........................      37,005,516        3,536,565
                                                                            -------------    -------------

   Net realized and unrealized gain on investments.......................      70,797,165        6,402,256
                                                                            -------------    -------------

NET INCREASE RESULTING FROM OPERATIONS...................................   $  70,015,607    $   6,375,300
                                                                            =============    =============


                 See Accompanying Notes to Financial Statements

-------------------------------------------------------------------------------------------------------------------------------
                                                       CMC SMALL CAP FUND
                                                  CMC INTERNATIONAL STOCK FUND
                                                  Portfolios of CMC Fund Trust
                                               STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,


                                                                       CMC Small                      CMC International
                                                                       Cap Fund                           Stock Fund
                                                           --------------------------------    --------------------------------
                                                                     1999              1998              1999              1998
                                                           --------------    --------------    --------------    --------------
Operations:
   Net investment income (loss).........................   $     (781,558)   $     (669,344)   $      (26,956)   $      307,230
   Net realized gain (loss) from:
     Investment transactions............................       33,791,649        29,537,972         2,975,930        10,857,469
     Futures contracts..................................                -         1,770,502                 -                 -
     Foreign currency transactions......................                -                 -          (110,239)         (691,668)
   Change in net unrealized appreciation or
     depreciation on:
     Investments........................................       37,005,516       (61,700,383)        3,545,846        (4,831,185)
     Translation of assets and liabilities
       in foreign currencies............................                -                 -            (9,281)           77,019
                                                           --------------    --------------    --------------    --------------
   Net increase (decrease)
     resulting from operations..........................       70,015,607       (31,061,253)        6,375,300         5,718,865

Distributions to shareholders:
   From net realized gain from
     investment transactions............................         (384,566)      (31,308,474)           (3,136)      (10,805,915)
   In excess of net realized gain from
     investment transactions............................                -        (1,826,187)*               -                 -

Net capital share transactions..........................      (97,292,620)     (189,785,414)        8,742,456       (61,006,570)
                                                           --------------    --------------    --------------    --------------

Net increase (decrease) in net assets...................      (27,660,400)     (253,981,328)       15,114,620       (66,093,620)

NET ASSETS:
   Beginning of year ...................................      267,789,163       521,770,491        15,377,028        81,470,648
                                                           --------------    --------------    --------------    --------------

   End of year .........................................   $  240,128,763    $  267,789,163    $   30,491,648    $   15,377,028
                                                           ==============    ==============    ==============    ==============

*    On a tax basis, there was no return of capital.


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant accounting policies:

CMC Small Cap Fund and CMC International Stock Fund (the Funds) are portfolios of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust has established two other portfolios, CMC High Yield Fund and CMC Short Term Bond Fund, neither of which are included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Funds for the preparation of their financial statements in conformity with generally accepted accounting principles.

Investment valuation. Portfolio securities are valued based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, on the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Trustees.

Repurchase agreements. The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Futures contracts. The CMC Small Cap Fund occasionally utilizes futures contracts to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, US Government securities, or any other portfolio asset as permitted by the Securities and Exchange Commission rules and regulations, equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as the "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the gain or loss is reclassified to realized. Using financial futures contracts involves various market risks. The Fund seeks to reduce these risks by investing in financial futures contracts solely for hedging purposes and not for leverage. However, imperfect correlation's between financial futures and the instruments being hedged or market disruptions do not normally permit full control of these risks at all times. CMC Small Cap Fund has not entered into futures contracts during the year ending October 31, 1999.

Forward currency exchange contracts. The CMC International Stock Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the US dollar value of the portfolio securities denominated in a foreign currency. Contracts are recorded at the prevailing forward exchange rate of the underlying currencies. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in the net realized gains or losses from foreign currency transactions. Fluctuations in the value of forward currency contracts are recorded for financial reporting purposes as unrealized gains or losses. The Fund could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the corresponding change (resulting from a change in exchange rates) in value of the securities denominated in that currency. During the year ending October 31, 1999, the Fund did not enter into any such forward currency contracts.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant accounting policies, continued:

Foreign currency translations. The books and records of the CMC International Stock Fund are maintained in U.S. dollars. Foreign currency transactions are translated into US dollars on the market value of investment securities, other assets, and liabilities at the daily rates of exchange on the valuation date, and purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The CMC International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Interest and dividend income. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Amortization of discounts or accretion of premiums is recorded over the life of the instrument.

Dividends and distributions to shareholders. Dividends from net investment income and distributions from any net realized gains are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of losses from wash sales, and passive foreign investment companies.

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes. The Funds have made no provision for federal income taxes on net investment income or realized gains from sales of investment securities, since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to certain regulated investment companies, and to make distributions of income and security profits sufficient to relieve them from substantially all federal income taxes.

Foreign capital gains taxes. Realized gains in countries may be subject to foreign taxes at rates ranging from approximately 10% to 30%. The Funds' provides for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Other. Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Realized gains and losses from investments are reported on the basis of identified costs.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
2.  Investment transactions:

Aggregate purchases, sales and maturities, net realized gain and net unrealized appreciation on investments, excluding short-term investments, as of and for the year ended October 31, 1999 were as follows:

                                                            CMC Small    CMC International
                                                             Cap Fund           Stock Fund
                                                    -----------------    -----------------
Purchases:
  Investment securities other than U.S.
    Government obligations.......................   $     415,105,260    $      21,281,419
                                                    =================    =================
Sales and Maturities:
  Investment securities other than U.S.
    Government obligations.......................   $     490,372,422    $      16,074,686
                                                    =================    =================
Net Realized Gain:
  Investment securities other than U.S.
    Government obligations.......................   $      33,791,649    $       2,975,930
                                                    =================    =================
Unrealized Appreciation (Depreciation) for
  federal income tax purposes:
  Appreciation...................................   $      59,951,171    $       6,280,416
  Depreciation...................................         (10,377,873)            (823,844)
                                                    -----------------    -----------------
    Net unrealized appreciation .................   $      49,573,298    $       5,456,572
                                                    =================    =================

3.   Capital Stock:

                                                   CMC Small Cap Fund           CMC International Stock Fund
                                                 Year Ended October 31,            Year Ended October 31,
                                            -------------------------------   -------------------------------
                                                      1999             1998             1999             1998
                                            --------------   --------------   --------------   --------------
  Shares:
     Shares sold..........................       1,948,298        3,526,101          869,316          140,622
     Shares issued for reinvestment
       of dividends.......................          28,298          795,793              181          861,716
     Shares issued for share split*.......      13,253,670                -                -                -
                                            --------------   --------------   --------------   --------------
                                                15,230,266        4,321,894          869,497        1,002,338
     Less shares redeemed.................      (4,284,571)      (7,189,299)        (388,425)      (1,683,481)
                                            --------------   --------------   --------------   --------------

     Net increase (decrease) in shares....      10,945,695       (2,867,405)         481,072         (681,143)
                                            ==============   ==============   ==============   ==============

  Amounts:
     Sales................................  $   69,448,331   $  166,362,699   $   14,220,602   $    6,648,396
     Reinvestment of dividends............         384,566       31,696,418            3,243       10,805,915
                                            --------------   --------------   --------------   --------------
                                                69,832,897      198,059,117       14,223,845       17,454,311
     Less redemptions.....................    (167,125,517)    (387,844,531)      (5,481,389)     (78,460,881)
                                            --------------   --------------   --------------   --------------

     Net increase (decrease)..............  $  (97,292,620)  $ (189,785,414)  $    8,742,456   $  (61,006,570)
                                            ==============   ==============   ==============   ==============

  Capital stock authorized (shares)            100,000,000                       100,000,000

*4 for 1 stock split effective September 1, 1999.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   Transactions with affiliates and related parties:

                                                                 CMC Small    CMC International
                                                                  Cap Fund           Stock Fund
                                                              ------------    -----------------
Investment management fees incurred........................   $  1,784,355         $    139,065

Investment management fee computation basis
   (percentage of daily net assets per annum)..............     0.75 of 1%           0.75 of 1%

Transfer agent fee.........................................   $     18,000         $     18,000

Fees earned by trustees not affiliated with the
  Fund's investment adviser or transfer agent..............   $      9,454         $      1,131

The investment adviser of the Funds is Columbia Management Co. (CMC). CMC is an indirect subsidiary of Fleet Boston Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

The transfer agent for the Funds is Columbia Trust Company (CTC), an affiliate of CMC and indirect subsidiary of Fleet. CTC is compensated based on a per account fee or a minimum of $1,500 per month.

The contracts for investment advisory and transfer agent services must be renewed annually by a majority vote of the Fund's shareholders or by the Trustees.

J. Jerry Inskeep, Jr., an officer and trustee of the Trust, is affiliated with Fleet but receives no compensation or other payments from the Trust.

PRICEWATERHOUSECOOPERS


                                                        PricewaterhouseCoopers
                                                        1300 SW Fifth Avenue
                                                        Portland OR 97201-5638
                                                        Telephone (503) 478 6000
                                                        Facsimile (503) 478 6099


                        Report of Independent Accountants


To the Trustees and Shareholders of CMC Fund Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC High Yield Fund (the Fund), one of the portfolios of CMC Fund Trust, at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


December 3, 1999